                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors
Venus Exploration, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


KPMG LLP



San Antonio, Texas
March 5, 1999